Shire Pharmaceuticals Group plc
Hampshire International Business Park,
Chineham, Basingstoke RG24 8EP  UK
Tel +44 1256 894000 Fax +44 1256 894708
http://www.shire.com




Embargo 25 September 2002
10.30hrs (EST) 15:30hrs (UK Time)


Shire Pharmaceuticals Group plc (the "Company")

I have to inform you that the Company was notified on 25 September 2002 under Sections 198 to 202 of the Companies Act that on 23 September 2002 FMR Corp. and its direct and indirect subsidiaries and Fidelity International Limited and its direct and indirect subsidiaries, both being non-beneficial holders, held solely for investment purposes in aggregate 24,568,196 ordinary shares of (pound)0.05p each in the capital of the Company. These holdings represent 5.08 per cent of the issued ordinary share capital of the Company.



T May
Company Secretary


For further information please contact:

Global (outside US and Canada)
Clea Rosenfeld - Investor Relations                             +44 1256 894 160
US & Canada
Gordon Ngan - Investor Relations                                +1 450 978 7938

Notes to editors
Shire Pharmaceuticals Group plc

Shire Pharmaceuticals Group plc (Shire) is a rapidly growing international specialty pharmaceutical company with a strategic focus on three therapeutic areas - central nervous system disorders (CNS), oncology and anti-infectives. Shire also has two platform technologies: advanced drug delivery and biologics. Shire's core strategy is based on research and development combined with in licensing and a focus on eight key pharmaceutical markets.

For further information on Shire, please visit the Company's website: www.shire.com

THE "SAFE HARBOUR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. The statements in this press release that are not historical facts are forward-looking statements. Such forward-looking statements involve a number of risks and uncertainties and are subject to change at any time. In the event that such risks or uncertainties materialise, Shire's results could be materially affected. The risks and uncertainties include, but are not limited to, risks associated with the inherent uncertainty of pharmaceutical research, product development and commercialisation, the impact of competitive products, patents, government regulation and approval, and other risks and uncertainties detailed from time to time in periodic reports produced by Shire, including the Annual Report filed on Form 10K by Shire with the Securities and Exchange Commission.

Shire Pharmaceuticals Group plc
Hampshire International Business Park,
Chineham, Basingstoke RG24 8EP  UK
Tel +44 1256 894000 Fax +44 1256 894708
http://www.shire.com


Embargo 25 September 2002
10.00hrs (EST) 15:00hrs (UK Time)




Shire Pharmaceuticals Group plc (the "Company")

I have to inform you that the Company was notified on 24 September 2002 under Sections 198 to 202 of the Companies Act that on 23 September 2002 Franklin Resources, Inc. and its affiliates had holdings managed on behalf of investment clients of 58,524,867 ordinary shares of (pound)0.05p each in the capital of the Company. These holdings represent 12.1085 per cent of the issued ordinary share capital of the Company.


T May
Company Secretary


For further information please contact:

Global (outside US and Canada)
Clea Rosenfeld - Investor Relations                             +44 1256 894 160
US & Canada
Gordon Ngan - Investor Relations                                +1 450 978 7938


Notes to editors
Shire Pharmaceuticals Group plc

Shire Pharmaceuticals Group plc (Shire) is a rapidly growing international specialty pharmaceutical company with a strategic focus on three therapeutic areas - central nervous system disorders (CNS), oncology and anti-infectives. Shire also has two platform technologies: advanced drug delivery and biologics. Shire's core strategy is based on research and development combined with in licensing and a focus on eight key pharmaceutical markets.

For further information on Shire, please visit the Company's website: www.shire.com


THE "SAFE HARBOUR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. The statements in this press release that are not historical facts are forward-looking statements. Such forward-looking statements involve a number of risks and uncertainties and are subject to change at any time. In the event that such risks or uncertainties materialise, Shire's results could be materially affected. The risks and uncertainties include, but are not limited to, risks associated with the inherent uncertainty of pharmaceutical research, product development and commercialisation, the impact of competitive products, patents, government regulation and approval, and other risks and uncertainties detailed from time to time in periodic reports produced by Shire, including the Annual Report filed on Form 10K by Shire with the Securities and Exchange Commission.